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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





Date of Report (Date of earliest event reported):   November 15, 1999
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                       KEY CONSUMER ACCEPTANCE CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)



                  Delaware                             333-38211
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(STATE OR OTHER JURISDICTION OF INCORPORATION)   (COMMISSION FILE NUMBER)

                                   52-1995940
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                      (I.R.S. EMPLOYER IDENTIFICATION NO.)


c/o Key Bank USA, National Association, as Servicer, 4910 Tiedeman Road,
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Brooklyn, Ohio 44144, Attn: Yvonne M. Etling
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                    (Address of Principal Executive Offices)


Registrant's Telephone Number, Including Area Code:  (216) 813-6501
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                             Exhibit Index on Page 4
                                Page 1 of 6 pages


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Item 5.       OTHER EVENTS

On November 15, 1999, Key Auto Finance Trust 1997-1 (the "Trust") made its regular monthly distribution of funds to holders of the Trust's Asset Backed Notes and Certificates and distributed the Noteholders and Certificateholders Statement, filed herewith as an Exhibit to this Form 8-K, to Noteholders and Certificateholders of record.

The Trust is hereby filing the Noteholders and Certificateholders Statement reflecting the Trust's activities for the period ending October 31, 1999, including a statistical summary of the delinquency and default characteristics of the Trust's auto loan portfolio as of such date.

Item 7.       EXHIBITS

Exhibit 20 -  Noteholders and Certificateholders Statement







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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  November 23, 1999


                                           Key Consumer Acceptance Corporation



                                           By:        /S/ Craig Platt
                                               --------------------------------
                                                      Craig Platt


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                                  EXHIBIT INDEX





EXHIBIT


                                                                     Page

20  -  Noteholders and Certificateholders Statement for
       November 15, 1999.                                            5-6